Prospectus and Statement of Additional Information Supplement	February 27, 2024

Putnam New York Tax Exempt Income Fund

Putnam Sustainable Retirement 2035 Fund

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Putnam family of funds (the “Putnam Funds”), Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, and The Putnam Advisory Company, LLC (“PAC”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, became indirect, wholly-owned subsidiaries of Franklin Resources.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-advisory contracts that were in place for each Putnam Fund before the Transaction. However, beginning on the Effective Date, Putnam Management and, where applicable, the Putnam Funds’ sub-adviser(s) continued to provide uninterrupted services with respect to the Putnam Funds listed above pursuant to interim investment management and sub-advisory contracts that were approved by the Board of Trustees for use while the Putnam Funds sought shareholder approval of new investment management and sub-advisory contracts. On February 21, 2024, the shareholders of each above-listed Putnam Fund approved new investment management and sub-advisory contracts, which are now in effect. The terms of the new investment management and sub-advisory contracts are substantially similar to those of the previous investment management and sub-advisory contracts.

The Prospectus and Statement of Additional Information for each of the Putnam Funds listed above are amended to reflect the foregoing.

Shareholders should retain this Supplement for future reference.

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